SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2003


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


           Arizona                       1-4473                 86-0011170
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona           85004
        (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (No. 333-90824), which was declared effective on October 9, 2007.

Exhibit
  No.     Description
-------   -----------

1.1 Underwriting Agreement and related Terms Agreement, each dated May 7, 2003, in connection with the offering of $300,000,000 of 4.650% Notes due 2015 and $200,000,000 of 5.625% Notes due 2033.

4.1 Seventh Supplemental Indenture dated as of May 1, 2003, relating to the issuance of 4.650% Notes due 2015 and $200,000,000 of 5.625% Notes due 2033.

4.2       Specimen of Note of 4.650% Notes due 2015.

4.3       Specimen of Note of 5.625% Notes due 2033.

5.1       Opinion of Snell & Wilmer

12.1      Computation of Earnings to Fixed Charges.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)


Dated: May 9, 2003                      By Barbara M. Gomez
                                           -------------------------------------
                                           Barbara M. Gomez
                                           Treasurer